Exhibit 10.2

ELECTROGLAS, INC.,

as the Company

and

BUYERS,

as defined herein

REGISTRATION RIGHTS AGREEMENT

Dated as of March 21, 2007

6.25% Convertible Senior Subordinated Secured Notes due 2027

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is entered into as of March 21, 2007, by and among Electroglas, Inc., a Delaware corporation (the “Company”) and the buyers listed on the Schedule of Buyers attached hereto as Exhibit A (each, a “Buyer” and, collectively, the “Buyers”).

THE PARTIES TO THIS AGREEMENT enter into this agreement on the basis of the following facts, intentions and understanding:

A. The Company and the Buyers entered into that certain Securities Purchase Agreement of even date herewith (the “Securities Purchase Agreement”), and, upon the terms and subject to the conditions of the Securities Purchase Agreement, the Company has agreed (i) to issue and sell to the Buyers an aggregate of up to Twenty-Five Million Seven Hundred Fifty Thousand United States Dollars ($25,750,000) of the Company’s 6.25% Convertible Senior Subordinated Secured Notes due 2027 (such Convertible Senior Subordinated Secured Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof (the “Notes”)), which shall be convertible into shares of common stock, $0.01 par value per share (the “Common Stock”) of the Company (such shares, the “Conversion Shares”).

B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights to the Buyers under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are required by law to remain closed.

(b) “Commission” means the Securities and Exchange Commission

(c) “Investor” means each Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement, and any subsequent transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement.

(d) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and governmental or any department or agency thereof.

(e) “register,” “registered,” and “registration” means a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statements by the Commission.

(f) “Registrable Securities” means (i) the Notes (ii) the Conversion Shares (and any associated preferred stock purchase rights) issued or issuable upon conversion of the Notes (iii) any shares of capital stock issued or issuable with respect to the Conversion Shares or the Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes, (iv) the Note Guarantees (as defined in the Indenture) and (v) immediately following any merger, consolidation, sale of assets, sale or exchange of capital stock or other similar transaction involving the Company, any securities of any entity issued in exchange for any of the securities referenced in the immediately preceding clauses (i), (ii), (iii), (iv) and (v) as a result of such merger, consolidation, sale of assets, sale or exchange of capital stock or other similar transaction; provided that any Registrable Securities that have been sold pursuant to a Registration Statement or Rule 144 promulgated under the Securities Act shall no longer be Registrable Securities.

(g) “Registration Statement” means (i) a registration statement or registration statements of the Company filed under the Securities Act or (ii) a pre-effective amendment to the Company’s registration statement on Form S-3 No. 333-134587, and, subject to Section 4(b), covering all of the Registrable Securities.

(h) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

SECTION 2. Registration.

(a) Mandatory Registration. The Company shall use its reasonable best efforts, and shall use its reasonable best efforts to cause the Guarantors (as defined in the Indenture), to prepare and, as soon as practicable but in no event later than 30 calendar days after the Closing Date (as that term is defined in the Securities Purchase Agreement) (the “Filing Deadline”), file with the Commission a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d) of this Agreement and the Filing Deadline shall be 45 calendar days after the Closing Date. The Registration Statement prepared pursuant hereto shall register the Registrable Securities for resale, including at least 100% of the number of shares of Common Stock issuable upon conversion of the Notes by the Investors from time to time in accordance with the methods of distribution elected by such Investors or such other amount as required by Section 4(e) of the Securities Purchase

Agreement. The Company shall use its reasonable best efforts, and shall use its reasonable best efforts to cause the Guarantors, to have the Registration Statement declared effective by the Commission as soon as practicable, but not later than 60 calendar days after the Closing Date (the “Effectiveness Deadline”); provided, however, that if the Commission reviews the Registration Statement and requires the Company to make modifications thereto, then the Effectiveness Deadline shall be extended to 120 calendar days after the Closing Date. In the event that, after the Closing Date and before the Registration Statement is declared effective, the offices of the Commission are closed due to acts of God, war or terror for at least 10 consecutive Business Days, the Effectiveness Deadline will be extended by a number of days equal to the days of any such closure.

(b) Allocation of Registrable Securities. The initial number of Conversion Shares included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the Commission. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated the portion of the then remaining number of Registrable Securities included in such Registration Statement allocable to the transferor.

(c) Legal Counsel. Subject to Section 5 of this Agreement, the Investors holding at least a majority of the Conversion Shares, determined as if all of the Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Notes, shall have the right to select one legal counsel to review and comment upon any registration pursuant to this Agreement (the “Legal Counsel”), which shall initially be Katten Muchin Rosenman LLP or such other legal counsel as is thereafter designated in writing by the holders of at least a majority of the Conversion Shares, determined as set forth above. This Section 2(c) will not prohibit any other counsel to an Investor from reviewing and commenting on any registration filed pursuant to this Agreement at no cost to the Company.

(d) Ineligibility for Form S-3. If Form S-3 is not available for the registration of the resale of the Registrable Securities hereunder or the Company is not permitted by the Securities Act or the Commission to use Form S-3, then the Company shall, and shall cause the Guarantors to, (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Conversion Shares, determined as if all of the Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Notes and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, however, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering all of the Registrable Securities has been declared effective by the Commission or, if earlier, until the end of the Registration Period (as defined in Section 3(a)).

(e) Sufficient Number of Shares Registered. In the event the number of Conversion Shares registered under a Registration Statement filed pursuant to Section 2(a) of this Agreement is at any time insufficient to cover all of the Conversion Shares or all of an Investor’s allocated portion of the Conversion Shares pursuant to Section 2(b) of this Agreement, the Company shall, and shall cause each of the Guarantors to, amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least one hundred percent (100%) of the number of such Conversion Shares as of the trading day immediately preceding the date of the filing of such amendment and/or new Registration Statement, in each case, as soon as practicable, but in no event later than fifteen (15) days after the necessity therefor arises (an “Additional Filing Deadline”). The Company shall, and shall cause each of the Guarantors to, use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. The calculation of the number of shares sufficient to cover all of the Conversion Shares shall be made without regard to any limitations on the conversion of the Notes, and such calculation shall assume that all of the Notes are then convertible into, shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes), as applicable. Notwithstanding anything herein to the contrary, such amendment or new Registration Statement shall be declared effective by the Commission not later than 60 calendar days after the necessity for such amendment or new Registration Statement arises; provided, however, that if the Commission reviews such amendment or new Registration Statement and requires the Company to make modifications thereto, then this deadline shall be extended to 120 calendar days after the necessity for such amendment or new Registration Statement arises. In the event that, on the Additional Effectiveness Deadline, the offices of the Commission are closed due to acts of God, war or terror, this deadline will be extended by a number of days equal to the days of any such closure.

(f) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. Subject to any elections made pursuant to Section 4(b), if (i) a Registration Statement covering all the Registrable Securities is not filed with the Commission on or before the Filing Deadline or is not declared effective by the Commission on or before the Effectiveness Deadline, (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby, as described in Section 2(e) of this Agreement, is not filed with the Commission on or before the applicable Additional Filing Deadline or is not declared effective by the Commission on or before the applicable Additional Effectiveness Deadline, (iii) on any day after any such Registration Statement has been declared effective by the Commission, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made as a matter of law (other than during an Allowable Grace Period (as defined in Section 3(p) of this Agreement)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock), or (iv) a Grace Period (as defined in Section 3(p) of this Agreement) exceeds the length of an Allowable Grace Period (each of the items described in clauses (i), (ii), (iii) and (iv) above shall be referred to as a “Registration Delay”), then the Company shall pay to each holder of the Notes or Conversion Shares an amount in cash equal to the product of (i) the initial principal amount paid for the Notes initially acquired by such holder multiplied by (ii) the product of (I) the percentage determined by dividing (A) the Applicable Percentage by (B) 360, multiplied by (II) the sum of (x) the number of days (including any partial days) after the Filing Deadline or the deadline described in Section 2(e) of this Agreement, as applicable, that the Registration Statement is not filed with the Commission, plus (y) the number of days (including any partial days) after the Effectiveness Deadline or the deadline described in Section 2(e) of this Agreement that the Registration Statement is not declared effective by the Commission, plus (z) after the Registration Statement has been declared effective by the Commission, the number of days (including any partial days) that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of all the Registrable Securities . The “Applicable Percentage” shall mean (A) for periods that only include days on or before the day that is 60 days after the commencement of a Registration Delay, eight-tenths percent (0.8%), (B) for periods that only include days after the date that is 60 days after the commencement of a Registration Delay, one and two-tenths percent (1.2%), (C) for periods that include days both before and after the date that is 60 days after the commencement of a Registration Delay, a percentage equal to a fraction, the numerator of which shall be the sum of (i) the number of days in such period that are on or before the date that is 60 days after the commencement of such Registration Delay multiplied by eight-tenths percent (0.8%) and (ii) the number of days in such period that are after the date that is 60 days after the commencement of such Registration Delay multiplied by one and two-tenths percent (1.2%) and the denominator of which shall be the total number of days comprising such period, (D) for periods that only include days after the date that is 120 days after the commencement of a Registration Delay, two percent (2.0%), and (E) for periods that include days both before and after the date that is 120 days after the commencement of a Registration Delay, a percentage equal to a fraction, the numerator of which shall be the sum of (i) the number of days in such period that are on or before the date that is 120 days after the commencement of such Registration Delay multiplied by one and two-tenths percent (1.2%) and (ii) the number of days in such period that are after the date that is 120 days after the commencement of such Registration Delay multiplied by two percent (2.0%) and the denominator of which shall be the total number of days comprising such period. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.” The Registration Delay Payments shall be paid in cash on the earlier of (A) the last day of the calendar month during which such Registration Delay Payments are incurred and (B) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of two percent (2.0%) per month (prorated for partial months) until paid in full.

SECTION 3. Related Obligations. At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to Section 2(a), 2(d) or 2(e) of this Agreement, the Company will use its reasonable best efforts to effect the registration of all of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the Commission a Registration Statement with respect to all of the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its reasonable best efforts to cause such Registration Statement relating to all of the Registrable Securities required to be covered thereby to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline or Additional Effective Deadline, as the case may be). The Company shall, and shall cause each of the Guarantors to, subject to the terms of this Agreement, keep each Registration Statement effective pursuant to Rule 415 at all times during the period from the date it is initially declared effective until the earliest of (i) the second anniversary of the date such Registration Statement is declared effective, (ii) the date as of which all of the Investors (other than any Investors who are “affiliates” of the Company as such term is used in Rule 144(k) promulgated under the Securities Act) may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) (or the successor rule thereto) promulgated under the Securities Act, (iii) the date on which all Registrable Securities have been transferred under Rule 144 under circumstances in which any legend borne by such Registrable Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise is removed or (iv) the date on which all of the Investors shall have sold all of the Registrable Securities pursuant to a Registration Statement (the “Registration Period”), which Registration Statement, as of its filing and effective dates and each day thereafter (including all amendments or supplements thereto, as of their respective filing and effective dates and each day thereafter), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, and the prospectus (preliminary, final, summary or free writing) contained in, or relating to, such Registration Statement, as of its filing date and each day thereafter (including all amendments and supplements thereto, as of their respective filing dates and each day thereafter), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. No later than the second Business Day after such Registration Statement (or any post-effective amendment thereto) becomes effective, the Company shall file with the Commission the final prospectus included therein pursuant to Rule 424 (or successor thereto) under the Securities Act.

(b) Subject to Section 3(p) of this Agreement, the Company shall, and shall cause each of the Guarantors to, prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 (or any successor rule thereto) promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act as may be related to the Registration Statement. In the case of amendments and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (the “Exchange Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement and prospectus.

(c) Unless already filed with the Commission as of the date hereof, the Company shall permit the Investors and Legal Counsel, or if no Legal Counsel shall have been chosen by the Investors, the Investors’ respective legal counsel, to review and provide written comment upon each Registration Statement, prospectus and all amendments and supplements thereto at least three (3) Business Days prior to their filing with the Commission, or in the case of a Registration Statement on Form S-1, at least five (5) Business Days prior to its filing with the Commission. The Company shall furnish to the Investors and Legal Counsel, without charge, (i) promptly after receipt of such correspondence, upon request, copies of all correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to each Registration Statement, prospectus and all amendments and supplements thereto (provided that, without the prior express written consent of an Investor or Legal Counsel, the Company shall not furnish copies of any material, nonpublic information regarding the Company, any of its subsidiaries or their respective businesses included in any such correspondence), (ii) promptly after the same is prepared and filed with the Commission, one (1) copy of each Registration Statement, prospectus and all amendments and supplements thereto, including all exhibits and financial statements related thereto, and (iii) promptly upon the effectiveness of each Registration Statement and each amendment and supplement thereto, one (1) copy of the prospectus included in each such Registration Statement and all amendments and supplements thereto. The Company agrees that it will, and it will cause its counsel to, consider in good faith any comments or objections from the Investors and Legal Counsel, or if no Legal Counsel shall have been selected, the Investors’ respective legal counsel, as to the form or content of each Registration Statement, prospectus and all amendments or supplements thereto or any written communications with the Commission or the staff of the Commission concerning a Registration Statement, prospectus or any amendment or supplement thereto including, without limitation, a request for acceleration of the effectiveness of each Registration Statement, prospectus and all amendments or supplements thereto. The Company shall submit to the Commission, within five (5) Business Days after the Company learns that no review of a particular Registration Statement (or post-effective amendment thereto) will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement (or post-effective amendment thereto) to a time and date not later than 48 hours after the submission of such request; provided however, the Company may delay the submission of the request for acceleration (or delay the effectiveness of such Registration Statement (or post-effective amendment thereto)) for up to twenty (20) days if the Company has material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Board of Directors of the Company relying on the opinion of outside counsel, in the best interests of the Company; and provided further that any delay by the Company in accordance with this sentence shall not affect the entitlement of a holder to any Registration Delay Payment determined in accordance with Section 2(f).

(d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge to such Investor, (i) promptly after the same is prepared and filed with the Commission, at least one copy of such Registration Statement and all amendments and supplements thereto, including all exhibits and financial statements and each preliminary prospectus, (ii) upon the effectiveness of each

Registration Statement, such number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request, and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(e) Subject to Section 3(p) of this Agreement, and excluding any Registrable Securities held by Investors electing to exclude their Registrable Securities from the Registration Statement under Section 4(b), the Company shall, and shall cause each of the Guarantors to, use its reasonable best efforts to (i) promptly register and qualify, unless an exemption from registration and qualification applies, the resale of the Registrable Securities under such other securities or “blue sky” laws of all applicable jurisdictions in the United States as any holder of Registrable Securities reasonably requests in writing, (ii) promptly prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) promptly take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, (iv) promptly cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Investors to consummate the disposition of such Registrable Securities as contemplated by the Registration Statement; without limitation to the foregoing, the Company shall, if applicable, provide all such information (and pay all fees) as may be required by the NASD in connection with the offering under the Registration Statement of the Registrable Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Investor in connection with any filings required to be made with the NASD by such Investor in that regard and (v) promptly take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that neither the Company nor any of the Guarantors shall be required in connection therewith or as a condition thereto to file a general consent to service of process in any such jurisdiction, except in such jurisdictions where the Company or such Guarantor is subject to service of process. The Company shall promptly notify each Investor who holds Registrable Securities and Legal Counsel of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(f) Notwithstanding anything to the contrary set forth herein, as promptly as practicable after becoming aware of such event, the Company shall notify each Investor and Legal Counsel in writing of the happening of any event as a result of which (i) the Registration Statement or any amendment or supplement thereto, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the prospectus related to such Registration Statement or any amendment or supplement thereto includes an untrue statement of a material fact or omission to state a material fact required to be stated

therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material nonpublic information), and, subject to Section 3(p) of this Agreement, promptly prepare a supplement or amendment to such Registration Statement and prospectus to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor and Legal Counsel as such Investor or Legal Counsel may reasonably request. The Company shall also promptly notify each Investor and Legal Counsel in writing (i) when a prospectus and each prospectus supplement or amendment thereto has been filed, and when a Registration Statement and each amendment (including post-effective amendments) and supplement thereto has been declared effective by the Commission (notification of such effectiveness shall be delivered to each Investor and Legal Counsel by facsimile not later than one (1) Business Day after the day of such effectiveness and by overnight mail), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information or of receipt by the Company of any stop order from the Commission relating to a Registration Statement, (iii) of the Company’s reasonable determination that an amendment (including any post-effective amendment) or supplement to a Registration Statement or prospectus would be appropriate (subject to Section 3(p) hereof) or (iv) of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction.

(g) Subject to Section 3(p) of this Agreement, the Company shall use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each holder of Registrable Securities and Legal Counsel of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(h) If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter, upon the written request of such Investor in connection with such Investor’s due diligence requirements, if any, or otherwise upon the reasonable written request of any Investor (in the context of the securities laws), the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, unless ordered or requested by the Commission or other governmental authority not to do so, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations. The Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

(i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with United States federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, prospectus or any amendment or supplement thereto, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, unless ordered or requested by the Commission or other governmental authority not to do so, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j) The Company shall cause all the Conversion Shares to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Conversion Shares is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

(k) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Registrable Securities, cooperate with the Trustee and the Investors to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

(l) In connection with the registration of Registrable Securities pursuant to a Registration Statement, the Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and, registered in such names as the Investors may request.

(m) If requested by an Investor, the Company shall promptly, but in no event later than ten (10) days after the receipt of notice from such Investor (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor provides in writing and reasonably requests to be included therein relating to the sale and distribution of the Registrable Securities, including without limitation, the name of any transferee of a selling stockholder, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(n) The Company shall, and shall cause each of the Guarantors to, comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(o) Within one (1) Business Day after a Registration Statement is ordered effective by the Commission, the Company will so notify the transfer agent for the Registrable Securities and the Investors whose Registrable Securities are included in the Registration Statement.

(p) Notwithstanding anything to the contrary herein, at any time after a Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Board of Directors of the Company, in the best interests of the Company (a “Grace Period”); provided, however, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Investors) or the need to file a post-effective amendment, as applicable, and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; provided further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all of the Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least ten (10) trading days after the last day of any prior Grace Period (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period. The provisions of Section 3(g) of this Agreement shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) of this Agreement with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

(q) The Company shall provide, prior to the effective date of any Registration Statement hereunder, a CUSIP number for the Registrable Securities registered under such Registration Statement.

(r) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

SECTION 4. Obligations Of The Investors.

(a) At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor shall promptly notify the Company of any material change with respect to such information previously provided to the Company by such Investor.

(b) Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement, in which case, such Investor does not need to so cooperate with the Company until it notifies the Company of its desire to include one or more shares of the Registrable Securities in such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or 3(p) of this Agreement or the first sentence of Section 3(f) of this Agreement, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statements covering such Registrable Securities until such Investor’s receipt of the copies of the amended or supplemented prospectus contemplated by Section 3(g) of this Agreement or the first sentence of Section 3(f) of this Agreement or receipt of notice that no amendment or supplement is required. Notwithstanding anything to the contrary in this Agreement, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement and/or the Notes, as applicable, in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) of this Agreement or the first sentence of Section 3(f) of this Agreement and for which the Investor has not yet settled.

SECTION 5. Expenses Of Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, transfer agent fees and fees and disbursements of counsel for the Company, shall be paid by the Company. The Company shall pay all fees and disbursements relating to the qualification of the Indenture under the TIA. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement, which amount shall be limited to Ten Thousand United States Dollars ($10,000) for each Registration Statement. The Company shall pay all of the Investors’ reasonable costs (including fees and disbursements of Legal Counsel) incurred in connection with the successful enforcement of the Investors’ rights under this Agreement.

SECTION 6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any amendment (including post-effective amendments) or supplement thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which the Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if authorized for use by the Company prior to the effective date of such Registration Statement, or contained in any final, summary or free writing prospectus (as amended or supplemented, if any) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company or any of the Guarantors of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, or (iv) any material violation of this Agreement by the Company (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c) of this Agreement, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) and the agreement with respect to contribution contained in Section 7 of this Agreement: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in strict conformity with information furnished in writing to the Company by such Indemnified Person or its legal counsel expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

(b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a) of this Agreement, the Company, each of its directors, each of its officers who signs the Registration Statement, its agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claims or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or Indemnified Damages arise out of or are based upon any Violation (including for purposes of this paragraph, a material violation of this Agreement by the Investor), in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in express conformity with written information furnished to the Company by such Investor or its legal counsel expressly for use in connection with such Registration Statement and, subject to Section 6(c) of this Agreement, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnification agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 of this Agreement shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, that the Investor shall be liable under this Section 6(b) for only that amount of the Claims and Indemnified Damages as does not exceed the net proceeds to such Investors as a result of the sale of Registrable Securities giving rise to such liability. Such indemnification agreement shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(c) Promptly after an Indemnified Person or Indemnified Party under this Section 6 has knowledge of any Claim as to which such Indemnified Person or Indemnified Party reasonably believes indemnity may be sought or promptly after such Indemnified Person or Indemnified Party receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of such Claim, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that the indemnifying party shall not be responsible for the reasonable fees and expense of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party. In the case of an Indemnified Person, the legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a full release from all liability in respect to such Claim and action and proceeding, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. After indemnification as provided for under this

Agreement, the rights of the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party as provided in this Agreement shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(f) The indemnification agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

SECTION 7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 of this Agreement to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to Section 6 or this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. The provisions of this Section 7 shall remain in full force and effect, regardless of the investigation made by or on behalf of the beneficiaries of this Section 7 and shall survive the transfer of Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

SECTION 8. Reporting.

(a) Reports Under The Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), for so long as Registrable Securities remain outstanding the Company shall use its reasonable best efforts to:

(1) make and keep public information available, as those terms are understood and defined in Rule 144;

(2) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(3) furnish to each Investor, so long as such Investor owns Registrable Securities, promptly upon request, (A) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and copies of such other reports and documents so filed by the Company, (C) the information required by Rule 144A(d)(4) (or any successor rule) under the Securities Act, and (D) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

(b) Rule 144A Information. The Company shall, for so long as Registrable Securities remain outstanding, upon request of any Investor, for so long as such Investor owns Registrable Securities, make available to such Investor the information required by Rule 144A(d)(4) (or any successor rule) under the Securities Act.

SECTION 9. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; (iii) immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the obligations of an Investor under this Agreement with respect to the transferred Registrable Securities; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, the Indenture and the Notes.

SECTION 10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least a majority of the Conversion Shares determined as if all of the Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Notes.

Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

SECTION 11. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (evidenced by mechanically or electronically generated receipt by the sender’s facsimile machine); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Electroglas, Inc. 5729 Fontanoso Way San Jose, California 95138 Telephone: (408) 528-3000 Facsimile: (408) 528-3542 Attention: Thomas M. Rohrs

with a copy to:

Morrison & Foerster, LLP 755 Page Mill Road Palo Alto, California Telephone: (650) 813-5600 Facsimile: (650) 494-0792 Attention: Justin Bastian, Esq.

If to Legal Counsel:

Katten Muchin Rosenman LLP 525 W. Monroe Street Chicago, Illinois 60661 Telephone: (312) 902-5200 Facsimile: (312) 902-1061 Attention: Mark D. Wood, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto as Exhibit A, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(e) This Agreement, the Securities Purchase Agreement, the Indenture, the Notes, the Security Agreement, the Intercreditor Agreement and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Indenture, the Securities Purchase Agreement, the Notes, the Security Agreement and Intercreditor Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) Subject to the requirements of Section 9 of this Agreement, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least a majority of the Conversion Shares, determined as if all of the Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Notes.

(k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(n) Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

“COMPANY”

ELECTROGLAS, INC.

By:	/s/ Thomas M. Rohrs
Its:	Chief Executive Officer

[Signatures of Buyers on Following Page]

S-1

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

QVT Fund LP
by its general partner
QVT Associates GP LLC
(print full legal name of Buyer)

By:	/s/ Nicholas Brumm
(signature of authorized representative)
Name:	Nicholas Brumm
Its:	Managing Member

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

PENINSULA MASTER FUND, LTD
(print full legal name of Buyer)

By:	Scott A. Bedford
(signature of authorized representative)
Name:	Scott A. Bedford
Its:	President, Peninsula Capital Management, Inc.

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

PENINSULA TECHNOLOGY FUND, LP
(print full legal name of Buyer)

By:	/s/ Scott A. Bedford
(signature of authorized representative)
Name:	Scott A. Bedford
Its:	President, Peninsula Capital Management, Inc.

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

LINDEN CAPITAL, LP
(print full legal name of Buyer)

By:	/s/ Craig Jarvis
(signature of authorized representative)
Name:	Craig Jarvis
Its:	Authorized Signatory

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE MASTER, LTD
(print full legal name of Buyer)

By:	/s/ Andrew Martin
(signature of authorized representative)
Name:	Andrew Martin
Its:	Managing Director

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

O’CONNOR PIPES CORPORATE STRATEGIES MASTER, LTD
(print full legal name of Buyer)

By:	/s/ Andrew Martin
(signature of authorized representative)
Name:	Andrew Martin
Its:	Managing Director

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

O’CONNOR TRADING VALUE MASTER, LTD
(print full legal name of Buyer)

By:	/s/ Andrew Martin
(signature of authorized representative)
Name:	Andrew Martin
Its:	Managing Director

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE II MASTER, LTD
(print full legal name of Buyer)

By:	/s/ Andrew Martin
(signature of authorized representative)
Name:	Andrew Martin
Its:	Managing Director

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio By: RG Capital Management, L.P.
By: RGC Management Company, LLC
(print full legal name of Buyer)

By:	/s/ Gerald E. Stahlecker
(signature of authorized representative)
Name:	Gerald E. Stahlecker
Its:	Managing Director

S-2

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“BUYER”

WINDWARD CAPITAL, LP
(print full legal name of Buyer)

By:	/s/ Kim Morris
(signature of authorized representative)
Name:	Kim Morris
Its:	Principle Portfolio Manager

S-2

EXHIBIT A TO REGISTRATION RIGHTS AGREEMENT

SCHEDULE OF BUYERS

Name of Buyers	Principal Amount of Note
QVT Fund, LP, a Cayman Islands limited partnership c/o QVT Financial LP 1177 Avenue of the Americas 9th Floor, New York, NY 10036 Attn: Tracy Fu Phone: (212) 705-8800 Facsimile: (212) 705-8801 with a copy to: Katten Muchin Rosenman LLP 525 West Monroe Chicago, Illinois 60661 Attn: Mark Wood Phone: (312) 902-5200 Facsimile: (312) 902-1061	$8,500,000

Peninsula Master Fund, LTD, a Cayman Island entity 235 Pine Street, Suite 1818 San Francisco, CA 94104 Representative: Scott Bedford Attention: Nick Pasco Phone: (415) 568-3382 Facsimile: (415) 568-3385	$4,000,000

Peninsula Technology Fund, LP, a Delaware limited partnership 235 Pine Street, Suite 1818 San Francisco, CA 94104 Representative: Peter Schleider Attention: Nick Pasco Phone: (415) 568-3382 Facsimile: (415) 568-3385	$2,000,000

Linden Capital, LP, a Bermuda limited partnership c/o Linden Advisors 450 Park Avenue, Suite 3001 New York, NY 10022 Attn: Chief Financial Officer Phone: (646) 840-3500 Facsimile: (646) 840-3625 Email: jwong@lindenlp.com	$5,000,000

O’Connor Global Convertible Arbitrage Master LTD, a Cayman Islands company c/o UBS O’Connor LLC One North Wacker Drive Chicago, IL 60606 Attn: Brian Herward Phone: 312-525-5868 Facsimile: 312-525-6271 with a copy to: Schulte Roth & Zabel LLP 99 Third Avenue New York, NY 10022 Attn: Ele Klein Phone: 212-756-2376 Facsimile: 212-593-5955	$1,850,000

O’Connor PIPES Corporate Strategies Master LTD, a Cayman Islands company c/o UBS O’Connor LLC One North Wacker Drive Chicago, IL 60606 Attn: Brian Herward Phone: 312-525-5868 Facsimile: 312-525-6271 with a copy to: Schulte Roth & Zabel LLP 99 Third Avenue New York, NY 10022 Attn: Ele Klein Phone: 212-756-2376 Facsimile: 212-593-5955	$500,000

O’Connor Trading Value Master LTD c/o UBS O’Connor LLC, a Cayman Islands company One North Wacker Drive Chicago, IL 60606 Attn: Brian Herward Phone: 312-525-5868 Facsimile: 312-525-6271 with a copy to: Schulte Roth & Zabel LLP 99 Third Avenue New York, NY 10022 Attn: Ele Klein Phone: 212-756-2376 Facsimile: 212-593-5955	$250,000

O’Connor Global Convertible Arbitrage II Master LTD, a Cayman Islands company c/o UBS O’Connor LLC One North Wacker Drive Chicago, IL 60606 Attn: Brian Herward Phone: 312-525-5868 Facsimile: 312-525-6271 with a copy to: Schulte Roth & Zabel LLP 99 Third Avenue New York, NY 10022 Attn: Ele Klein Phone: 212-756-2376 Facsimile: 212-593-5955	$150,000

Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio, a Cayman Island company c/o RG Capital Management, L.P. 3 Bala Plaza - East, Suite 501 Bala Cynwyd, PA 19004 Phone: (610) 617-5907 Facsimile: (610) 617-0580 Attn: Michael Campbell with a copy to: Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Phone: (215) 988-2700 Fax: (215) 988-2757	$2,000,000

Winward Capital, LP, a British Virgin Islands limited partnership c/o Kimm Morris Fairfield Greenwich 919 Third Avenue New York, NY 10022 Phone: (212) 319-6060 Facsimile: (212) 319-0450	$1,500,000

TOTAL:	$25,750,000